MARSHALL FUNDS, INC.

Marshall Prime Money Market Fund

(the “Fund”)

Supplement dated November 4, 2011 to:

Advisor Class (Class A) Prospectus for the Fund and Summary

Prospectus for the Fund dated December 28, 2010.

Effective December 15, 2011 Class A shares of the Fund are no longer offered for sale. The Board of Directors of Marshall Funds, Inc. approved the reorganization and conversion of Class A shares of the Fund into Class Y shares of the Fund to take effect on December 15, 2011. Any outstanding Class A shares of the Fund on December 15, 2011 will be automatically converted into Class Y shares of the Fund. Because the conversion is between classes of the same Fund, the conversion will not be treated as a taxable event for federal income purposes.

Thank you for your investment in Marshall Funds. If you have any questions, please contact Marshall Investor Services at 1-800-580-3863 (Advisor Class).

This supplement should be retained with your Prospectus for future reference.